SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K



                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



       Date of Report (date of earliest event reported) September 25, 1997


                       ADELPHIA COMMUNICATIONS CORPORATION
             (Exact name of registrant as specified in its charter)




     Delaware                            0-16014                23-2417713
  (State or other           (Commission File Number)          (IRS Employer
  jurisdiction of                                           Identification No.)
  incorporation)



                Main at Water Street - Coudersport, PA 16915-1141
              (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (814) 274-9830





Item 5.  Other Events

         The Registrant is filing certain exhibits herewith under Item 7 hereof.


Item 7.  Financial Statements and Exhibits

Exhibit No.                         Description


 4.01 Indenture, dated as of September 25, 1997, with respect to the Registrant's 9-1/4% Senior Notes due 2002, between the Registrant and the Bank of Montreal Trust Company (Filed herewith)

4.02 Registration Rights Agreement between Adelphia Communications Corporation and the Initial Purchaser, dated September 25, 1997, regarding the Registrant's 9-1/4% Senior Notes due 2002 (Filed herewith)

4.03            Form of 9-1/4% Senior Note due 2002 (contained in Exhibit 4.01)


10.01 Purchase Agreement among Adelphia Communications Corporation and Smith Barney Inc. (the "Initial Purchaser") dated September 22, 1997 (Filed herewith)


                                                                       SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 21, 1997                    ADELPHIA COMMUNICATIONS CORPORATION

                                                  (Registrant)

                                          By:   /s/Timothy J. Rigas
                                             -------------------------------
                                                   Timothy J. Rigas
                                                   Executive Vice President,
                                                   Treasurer and Chief
                                                   Financial Officer
















                                                                   EXHIBIT INDEX



Exhibit No.                         Description
4.01 Indenture, dated as of September 25, 1997, with respect to the Registrant's 9-1/4% Senior Notes due 2002, between the Registrant and the Bank of Montreal Trust Company
                (Filed herewith)

4.02 Registration Rights Agreement between Adelphia Communications Corporation and the Initial Purchaser, dated September 25, 1997, regarding the Registrant's 9-1/4% Senior Notes due 2002 (Filed herewith)

4.03             Form of 9-1/4% Senior Note due 2002 (contained in Exhibit 4.01)


10.01 Purchase Agreement among Adelphia Communications Corporation and Smith Barney Inc. (the "Initial Purchaser") dated September 22, 1997 (Filed herewith)